UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 31, 2012

BOULDER BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33595	20-2949397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 West Century Road - Suite 260 Paramus, New Jersey	07652
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (201) 568-9300

Smart Balance, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change of Name

Effective December 31, 2012, Smart Balance, Inc. (the “Company”) changed its name to Boulder Brands, Inc. The name change was effected through a short-form merger pursuant to Section 253 of the Delaware General Corporation Law (the “DGCL”) by merging a wholly owned subsidiary of the Company with and into the Company, with the Company as the surviving corporation in the merger. Under the DGCL, the merger did not require stockholder approval and had the effect of amending the Company’s certificate of incorporation to reflect the new legal name of the Company. A copy of the Certificate of Ownership and Merger effecting the name change, as filed with the Secretary of State of the State of Delaware on December 18, 2012, is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The Certificate of Ownership and Merger became effective by its terms at 11:59 p.m. Eastern Standard Time on December 31, 2012.

The merger and resulting name change do not affect the rights of the Company’s security holders. With the exception of the name change, there were no other changes to the Company’s certificate of incorporation or bylaws.

Change of Ticker Symbol

The Company’s common stock, par value $0.0001 per share, which trades on the NASDAQ Global Market, ceased trading under the ticker symbol “SMBL” on January 2, 2013 and, on January 3, 2013, commenced trading under the ticker symbol “BDBD.”

Item 8.01.	Other Events.

On January 2, 2013, the Company issued a press release announcing (i) the name change and ticker symbol change described above, (ii) the Company’s plan to move its principal corporate office from Paramus, New Jersey to Boulder, Colorado in the summer of 2013 and (iii) in connection with the name change described above, the change in its website and e-mail domain to www.boulderbrands.com. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

3.1	Certificate of Ownership and Merger, as filed with the Secretary of State of the State of Delaware on December 18, 2012, effective as of December 31, 2012 at 11:59 p.m. Eastern Standard Time

99.1	Press Release, dated January 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 3, 2013	BOULDER BRANDS, INC.
(registrant)

	By:	/s/ Christine Sacco
Christine Sacco Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Ownership and Merger, as filed with the Secretary of State of the State of Delaware on December 18, 2012, effective as of December 31, 2012 at 11:59 p.m. Eastern Standard Time

99.1	Press Release, dated January 2, 2013